                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported): August 27, 1996
                                                  ---------------


                             ECC International Corp.
- --------------------------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)


                                    Delaware
- --------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-8988                                           23-1714658
- ------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


175 Strafford Avenue, Suite 116, Wayne, PA                  19087-3377
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (610)687-2600
                                                    -------------

ITEM 5.      OTHER EVENTS.

         On August 27, 1996, the Board of Directors of ECC International Corp. (the "Company") declared a dividend distribution of one Preferred Stock Purchase Right (collectively, the "Rights") for each outstanding share of the Company's Common Stock, par value $.10 per share (the "Common Stock"), to stockholders of record at the close of business on September 17, 1996. Each Right entitles the registered holder to purchase from the Company a unit consisting of one-thousandth of a share (a "Unit") of Series B Junior Participating Preferred Stock, $.10 par value (the "Preferred Stock") at a Purchase Price of $40.00 in cash per Unit, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Mellon Bank, N.A. as Rights Agent.

         Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 22.5% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 22.5% or more of such outstanding shares of Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after September 17, 1996 will contain a notation incorporating the Rights Agreement by reference and
(iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on September 17, 2006, unless earlier redeemed or exchanged by the Company as described below.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors and except in connection with shares of Common Stock issued upon the exercise of employee stock options, issuances under other employee stock benefit plans or the conversion of convertible securities issued hereafter, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

         In the event that a Person becomes the beneficial owner of 22.5% or more of the then outstanding shares of Common Stock, except pursuant to an offer for all outstanding shares of Common Stock which the independent directors determine to be fair to, and otherwise in the best interests of, stockholders, each holder of a Right will thereafter have the right to receive, upon exercise, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) which equals the exercise price of the Right divided by one-half of the current market price (as defined in the Rights Agreement) of the Common Stock at the date of the occurrence of the event. However, Rights are not exercisable following the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below. Notwithstanding any of the foregoing, following the occurrence of such event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. The event set forth in this paragraph are referred to as "Section 11(a)(ii) Event."

         For example, at an exercise price of $50.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase for $50.00 such number of shares of Common Stock (or other consideration, as noted above) as equals $50.00 divided by one-half of the current market price (as defined in the Rights Agreement) of the Common Stock. Assuming that the Common Stock had a per share value of $10.00 at such time, the holder of each valid Right would be entitled to purchase ten shares of Common Stock for $50.00.

         In the event that, at any time after any person has become an Acquiring Person, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation or its Common Stock is changed or exchanged (other than a merger which follows an offer determined by the independent directors to be fair as described in the first sentence of the second preceding paragraph), or (ii) 50% or more of the Company's assets or earning power are sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, that number of shares of common stock of the acquiring company which equals the exercise price of the Right divided by one-half of the current market price of such common stock at the date of the occurrence of the event.

         For example, at an exercise price of $50.00 per Right, each Right following an event set forth in the preceding paragraph would entitle its holder to purchase for $50.00 such number of shares of common stock of the acquiring company as equals $50.00 divided by one-half of the current market price (as defined in the Rights Agreement) of such common stock. Assuming that such common stock had a per share value of $25.00 at such time, the holder of each valid Right would be entitled to purchase four shares of common stock of the acquiring company for $50.00.

         At any time after the occurrence of a Section 11(a)(ii) Event, and subject to the concurrence of a majority of the Continuing Directors (as defined in the Rights Agreement), the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

         The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

         The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of Common Stock occurring, in any such case, prior to the Distribution Date.

         Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $10 per share and will be entitled to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to a minimum preferential liquidating payment of $10 per share and will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which Common Stock is changed or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

         Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

         At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (payable in cash or stock). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price. The Rights may also be redeemable following certain other circumstances specified in the Rights Agreement.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

         Prior to the Distribution Date, the terms of the Rights are subject to amendment by the Board of Directors without the consent of the holders of the Rights, except that the redemption price of the Rights is not subject to amendment. After the Distribution Date, only limited terms of the Rights are subject to amendment by the Board.

         As of July 31, 1996, there were 7,833,143 shares of Common Stock outstanding. Each outstanding share of Common Stock on September 17, 1996 will receive one Right. As long as the Rights are attached to the Common Stock, one additional Right (as such number may be adjusted pursuant to the provisions of the Rights Agreement) shall be deemed to be delivered for each share of Common Stock issued or delivered by the Company in the future. In addition, following the Distribution Date and prior to the expiration or redemption of the Rights, the Company shall issue stock upon the exercise, conversion or exchange of securities issued on or before the Distribution Date that are exercisable or exchangeable for, or convertible into, Common Stock, and may otherwise issue Rights when it issues Common Stock only if the Board of Directors deems it to be necessary or appropriate for tax purposes. Twenty-five thousand shares of Preferred Stock are initially reserved for issuance upon exercise of the Rights.

         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights, however, should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by a majority of unaffiliated Directors, or willing to negotiate with the Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Company since the Board of Directors may, at its option, at any time prior to the close of business on the earlier of (i) the tenth day following the Stock Acquisition Date or (ii) September 17, 2006, and in certain other circumstances, redeem all but not less than all of the then outstanding Rights at the Redemption Price. It should be noted, however, that the Company's Certificate of Incorporation, as amended, contains certain provisions that require the affirmative vote of a supermajority of stockholders to approve certain mergers, consolidations or other similar transactions with any person that beneficially owns for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, 10% or more of the outstanding capital stock of the Company. Such provisions may have certain anti-takeover effects.

         The Form of Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit A the Form of Certificate of Designations, as Exhibit B the Form of Rights Certificate, and as Exhibit C the Summary of Rights to Purchase Preferred Stock, is filed as Exhibit
4.1 hereto and is incorporated herein by reference. The foregoing description of the Rights Agreement and the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

         On August 27, 1996 the Board of Directors of the Company approved an amendment (the "Rights Amendment") to the Rights Agreement dated as of July 28, 1986, and as amended on February 21, 1989 and August 7, 1996, between the Company and Mellon Bank (East), N.A., as Rights Agent (as amended, the "1986 Rights Agreement"). The Rights Amendment amended Section 1(a) of the 1986 Rights Agreement to provide that the threshold of Beneficial Ownership (as such term is defined in the 1986 Rights Agreement) in the definition of "Acquiring Person" shall be 22.5%. The original threshold in the definition of "Acquiring Person" was 20%. The 1986 Rights Agreement, as amended, was ratified and confirmed in all other respects by the Board of Directors of the Company.

         The 1986 Rights Agreement sets forth a description and the terms of the Preferred Stock Purchase Rights (the "1986 Rights") which were distributed to holders of record of Common Stock of the Company on August 8, 1986. The 1986 Rights were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, on a Registration Statement on Form 8-A dated July 28, 1986 and filed by the Company with the Securities and Exchange Commission (the "Form 8-A"). Each 1986 Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.10 per share, at a price of $36 per one one-hundredth of a share, subject to adjustment.

         The form of 1986 Rights Agreement between the Company and the Rights Agent specifying the terms of the 1986 Rights is attached as Exhibit 1 to the Form 8-A. The amendment to the 1986 Rights Agreement dated as of February 21, 1989 is attached as Exhibit 2 to the Company's Current Report on Form 8-K, filed with the Commission on March 14, 1989 (the "1989 Form 8-K"). The amendment to the 1986 Rights Agreement dated as of August 7, 1996 is attached as Exhibit 10.3 to the Company's Current Report on Form 8-K, filed with the Commission on August 13, 1996 (the "1996 Form 8-K"). Such exhibits to the Form 8-A, 1989 Form 8-K and 1996 Form 8-K are incorporated herein by this reference. The Rights

Amendment is attached hereto as Exhibit 4.5. The foregoing description of the Rights Amendment and the 1986 Rights Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to such exhibits.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 27, 1996                    ECC INTERNATIONAL CORP.

                                         /s/ George W. Murphy
                                         ---------------------------------------
                                         By:  George W. Murphy
                                         Title:  President and Chief
                                                 Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                                    Description
- -----------                                    -----------

   4.1 Rights Agreement, dated as of August 27, 1996, between ECC International Corp. and Mellon Bank, N.A., as Rights Agent, which includes as Exhibit A the Form of Certificate of Designations, as Exhibit B the Form of Rights Certificate, and as Exhibit C the Summary of Rights to Purchase Preferred Stock.

   4.2 Rights Agreement dated as of July 28, 1986 between Educational Computer Corporation and Mellon Bank
                              (East), N.A. (1)

   4.3 Amendment to Rights Agreement dated as of February 21, 1989 between ECC International Corp. and Mellon Bank (East), N.A. (2)

   4.4 Amendment to Rights Agreement dated as of August 7, 1996 between ECC International Corp. and Mellon Bank, N.A. (3)

   4.5 Amendment to Rights Agreement dated as of August 27, 1996 between ECC International Corp. and Mellon Bank, N.A.

   99.1 Press Release, dated August 27, 1996, announcing adoption of the Stockholder Rights Plan.

- --------------------------
(1) Incorporated by reference to the Registrant's Registration Statement on Form 8-A, dated July 28, 1986 and filed by the Registrant with the Commission (Commission File No. 1-8988).

(2) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended June 30, 1994 (Commission File No. 1-8988).

(3) Incorporated by reference to the Registrant's Current Report on Form 8-K, dated August 12, 1996 and filed by the Registrant with the Commission on August 13, 1996 (Commission File No. 1-8988).